UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                        Date of Report: September 5, 2006

                        (Date of earliest event reported)


                                  ABIOMED, Inc.

             (Exact name of registrant as specified in its charter)

           Delaware                                     04-2743260
 (State or other Jurisdiction                          (IRS Employer
     of Incorporation)                             Identification Number)

                                     0-20584
                            (Commission File Number)

                              22 Cherry Hill Drive
                                Danvers, MA 01923
          (Address of Principal Executive Offices, including Zip Code)

                                 (978) 777-5410
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)

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Item 8.01 Other Events


Attached is Exhibit 99.1, and incorporated herein by reference is a copy of a press release of Abiomed, Inc. dated September 5, 2006, announcing Humanitarian Device Exemption (HDE) approval from the U.S. Food and Drug Administration (FDA) for its AbioCor(R) Implantable Replacement Heart (AbioCor).

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1 Press release dated September 5, 2006




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              ABIOMED, Inc.



                              By:    /s/ Daniel J. Sutherby
                                     ---------------------------------
                                     Daniel J. Sutherby
                                       Chief Financial Officer



Date:  September 5, 2006

                                  Exhibit Index



   Exhibit Number        Description
   -------------         -----------
       99.1              Press release dated September 5, 2006